Acquisition of Sumner Bank & Trust Investor Presentation April 2013 * * * * * * * * * * * * * * * Exhibit 99.1

# About HopFed Bancorp, Inc.

Headquartered in Hopkinsville, Kentucky, HopFed Bancorp, Inc. ("HopFed", "HFBC", "we", "us" "our") is the holding company for Heritage Bank headquartered in Hopkinsville, Kentucky ("Heritage"). At December 31, 2012, HFBC reported consolidated assets of $967.7 million, total deposits of $759.9 million and $525.0 million in loans outstanding. Heritage has 18 offices in western Kentucky and middle Tennessee in addition to its subsidiary, Fall & Fall Insurance of Fulton, Kentucky. Heritage's operations include Heritage Bank Wealth Management of Murray, Kentucky, Hopkinsville, Kentucky, Kingston Springs, Tennessee and Pleasant View, Tennessee, which offers a broad line of financial services. Heritage Mortgage Services of Clarksville, Tennessee, offers long term fixed rate 1-4 family mortgage loans in all communities in Heritage's general market area. Heritage offers a broad line of banking and financial products and services with the personalized focus of a community banking organization. More information about HFBC and Heritage may be found on their website, at: www.bankwithheritage.com.

HFBC's Board of Directors is firmly committed to creating long-term stockholder value. Six of the eight members of HFBC's Board of Directors are independent directors, and none of HFBC's directors is beholden to any individual stockholder or third party. We believe that HFBC's track record clearly demonstrates the commitment of HFBC's Board of Directors and management team to maximize long-term stockholder value in the best interests of all stockholders.

Notwithstanding the current challenging economic environment, HFBC's Board of Directors and management team are keenly focused on positioning HFBC to build long-term value for HFBC's stockholders through the effective use of HFBC's capital. We firmly believe that the key to HFBC's outperformance relative to many of our competitors throughout the global credit crisis has been the unwavering commitment of your Board of Directors and management to maximizing long-term stockholder value. Since HFBC was formed as a savings and loan holding company in February 1998 and began operating as an independent publicly-traded company, your Board has exercised its oversight and stewardship role diligently and effectively, and has extensively interacted with management as HFBC successfully navigated through the challenges of an extraordinary operating environment, a capital markets crisis and significant new regulatory requirements. Both your Board and your management team, faced with numerous challenging circumstances resulting from outside factors, have been dedicated to HFBC's success.

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HOPFED BANCORP, INC.

# Sumner Bank Acquisition

On February 11, 2013, we announced that we have entered into a definitive agreement to acquire Sumner Bank & Trust (OTC Pink: SBKT), based in Gallatin, Tennessee ("Sumner"). We agreed to pay approximately $14.3 million in cash, or $10.04 per share, to purchase all of the common stock and common stock equivalents of Sumner, including common stock that would be issued upon the conversion of Sumner's convertible preferred stock upon a change of control (subject to adjustments). Subject to receipt Sumner's shareholder and required regulatory approvals, the companies anticipate the transaction will close in the third quarter of 2013.

Sumner Bank & Trust, a state chartered bank that opened in 2005, has full service banking centers in Gallatin (2) and Hendersonville, Tennessee, and loan production offices in Franklin, Lebanon, and Jackson, Tennessee. At December 31, 2012, Sumner had total assets of $184.0 million, total deposits of $157.6 million and $121.6 million in loans outstanding. More information about Sumner may be found on its website, at: www.sumnerbankandtrust.com.

This presentation summarizes what we believe are material investor considerations of the Sumner acquisition, and other achievements of HFBC and Heritage. Although no HFBC stockholder vote is required to approve the Sumner acquisition, we initially prepared this presentation to more fully inform our stockholders of the long-term value to us of the Sumner transaction.

As a result of the Stilwell Group's proxy solicitation and their nomination of Robert Bolton for election to our Board of Directors based on their opposition to the Sumner acquisition, this presentation may now be considered to be a proxy solicitation by us. We regret that we must provide this information to you under these circumstances. We hope that this information will demonstrate to you that your Board of Directors is committed to the long-term interests of HFBC and Heritage and our stockholders.

3

HOPFED BANCORP, INC.

# Forward-Looking Statements

Statements herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

4

HOPFED BANCORP, INC.

# Important Information/Solicitation Participants Legend

HFBC has filed a definitive proxy statement in connection with its 2013 Annual Meeting of Stockholders and advises its stockholders to read that definitive proxy statement because it contains important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that HFBC files with the Securities and Exchange Commission at the Commission's website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to HopFed Bancorp, Inc., Attn: Investor Relations, 4155 Lafayette Road, Hopkinsville, Kentucky 42240 or visiting HFBC's website at www.bankwithheritage.com under the "Investor Relations" tab.

HFBC, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from HFBC stockholders in connection with the 2013 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in HFBC`s proxy statement filed on April 13, 2012 for the 2012 Annual Meeting of Stockholders. To the extent that holdings of HFBC securities on the part of its directors and named executive officers have changed since the date of that proxy statement, those changes have been or will be reflected on Statements of Changes in Ownership on Form 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of HFBC will be contained in the proxy statement referred to in the preceding paragraph.

5

HOPFED BANCORP, INC.

# Non-GAAP Financial Measures

This presentation may include non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principle ("GAAP"). Such non-GAAP financial measures include tangible book value per share. The most comparable GAAP measure to this is book value per share.

We may use non GAAP financial measures because we believe they are useful for evaluating our financial condition, operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. We also believe these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial condition, financial results and credit trends, as well as comparison to financial results for prior periods. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that other companies may use.

6

HOPFED BANCORP, INC.

Significantly enhances our presence in the Nashville MSA with the addition of 3 branches and 3 loan production offices
Expansion into markets with attractive demographics and growth profiles
Local leadership has been retained and will lead our efforts in these new markets
Utilizes our enhanced infrastructure allowing for significant cost savings
Improves our deposit mix and net interest margin
Includes attractive retail mortgage business
Strategic
Considerations
Financial
Considerations
Transaction Rationale
Cash transaction priced at 111% of tangible book value as of December 31, 2012
Significantly earnings accretive; $0.25 - $0.30 per share with fully-implemented cost savings
Moderate tangible book value dilution; $0.63 - $0.70 per share with earn-out in under 2.5 years
$2.1 million in cost savings; 20% of expenses (40% when excluding mortgage business)
Pro forma capital ratios will be levered, but remain strong

Sumner Bank & Trust is a $184 million asset-sized bank
headquartered in Gallatin, Tennessee, operating three
branches and three loan production offices in the
Nashville MSA
Branches are all located in Sumner County
Loan production offices located in Williamson,
Madison and Wilson counties
Sumner Bank & Trust was organized in 2005 to meet the
need in Sumner County for a true community bank
owned by local shareholders
Sumner is led by a strong, experienced management
team
Sumner currently has $4.3 million of SBLF Preferred
Stock outstanding, which HopFed will retain
Sumner has a growing and profitable retail mortgage
banking business
Overview of Sumner Bank & Trust
Overview of Sumner Bank & Trust Corporate Overview
GAAP Balance Sheet (12/31/2012)
GAAP Performance Metrics (12/31/2012)
Headquarters: Gallatin, TN
Chief Executive Officer: Michael Wayne Cook
Employees (FTE): 64
Corporation Type: C-Corporation
Assets: $184.0 million
Cash & Securities: $54.1 million
Gross Loans: $121.6 million
Total Deposits: $157.6 million
Tangible Common Equity: $12.2 million
SBLF Preferred Equity: $4.3 million
Efficiency Ratio (LTM): 85.9%
Return on Average Assets (LTM): 0.67%
Net Interest Margin (LTM): 3.38%
Pre-Tax Income (LTM): $1.1 million
NPAs / Assets: 3.46%
TCE Ratio: 6.63%
Source: SNL Financial

Vienna
Elizabethtown
Golconda
Marion
Madisonville
Central City
Hartford
Leitchfield
Greenville
Morgantown
Metropolis
Paducah
Eddyville
Princeton
KENTUCKY
Bowling Green
Glasgow
Edmonton
Hopkinsville
Russellville
Cadiz
Elkton
UNITED STATES
Scottsville
Franklin
Benton
Mayfield
Clinton
Murray
Tompkinsville
Celina
Lafayette
Dover
Clarksville
Gallatin
Hendersonville
Martin
Dresden
Paris
Erin
Nashville
Carthage
Lebanon
Cookeville
McKenzie
Camden
Waverly
Dickson
Huntingdon
Trenton
Franklin
Murfreesboro
Woodbury
Smithville
Sparta
Centerville
Spencer
Jackson
Lexington
Linden
Columbia
Hohenwald
Decaturville
McMinnville
Shelbyville
Henderson
Bolivar
Waynesboro
Lawrenceburg
Savannah
Pulaski
Selmer

HOPFED BANCORP, INC.

Pro Forma Branch Map
Gallatin I
780 Browns Lane
Gallatin, TN 37066
2012 Deposits: $55,306
2011 Deposits: $46,531
Gallatin II
240 W Broadway
Gallatin, TN 37066
2012 Deposits: $55,848
2011 Deposits: $56,364
Hendersonville
255 Indian Lake Blvd
Hendersonville, TN 37075
2012 Deposits: $28,083
2011 Deposits: $16,039
HopFed Bancorp (18)
Sumner Bank & Trust Branch (3)
Sumner Loan Production Office (3)
For the period ended June 30, 2012
(Dollars in Thousands)
Branch Summary
Hendersonville
Gallatin I
Gallatin II
Jackson
Franklin
Lebanon
Source: SNL Financial

$10.04 per share or $14.3 million in cash
Subject to possible increase or reduction based on Sumner performance
Transaction Value
SBLF Preferred Stock
Transaction Overview
Anticipated Closing
Sumner SBLF Preferred Stock will be exchanged for shares of HopFed
Preferred Stock and will be subject to the same terms as Sumner agreed to with the U.S. Department of the Treasury
Third Quarter 2013
Price to tangible book value of 111%
Core deposit premium of 1.2%
Price to LTM earnings per share of 14.6x
Valuation Multiples
(as of 12/31/12)
Credit Mark
Transaction Expenses
Estimated at $1.5 million
$3.0 million or approximately 47% of NPAs ($1.8 million on loans and
$1.2 million on OREO)

June 2010 Equity Offering Use of Proceeds: Organic Growth; Opportunistic Acquisitions; General
Corporate Purposes; Repurchase of TARP
Existence of MOU until November 2012 prevented more timely repurchase of TARP and related warrant and removed HopFed from M&A arena; we repurchased TARP on December 19, 2012.
HFBC Stock Price Since Common Stock Offering
Source: SNL Financial
Pricing as of April 11, 2013
6/16/10: Closing of $32.3
M follow-on common stock
offering at $8.65 (split-
adjusted)
7/21/11: OTS transfers
authority to Federal
Reserve and OCC
10/10/12: MOU is
terminated between
the OCC and Heritage
Bank
11/21/12: MOU is
terminated between
Federal Reserve and
HopFed Bancorp, Inc.
1/16/13: Repurchased
warrants relating to TARP
2/12/13: Announce
acquisition of Sumner
Bank & Trust
5/21/12: Initial OCC
exam commences
8/6/12: Signed NDA
to explore Sumner ac
quisition
12/19/12:
Repurchase
TARP at par
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
6/16/10 9/16/10 12/16/10 3/16/11 6/16/11 9/16/11 12/16/11 3/16/12 6/16/12 9/16/12 12/16/12 3/16/13

Current Market Area
Attractive Market Demographics
HopFed’s Current Market Area
18 branches in Western Kentucky and
Middle Tennessee
Focus in the cities of:
• Hopkinsville, KY (3 branches, $198M in
deposits, #3 market share)
• Murray, KY (2 branches, $113M in deposits,
#3 market share)
• Fulton, KY (2 branches, $146M in deposits,
#1 market share)
• Clarksville, TN (3 branches, $64M in deposits,
#10 market share)
Transaction bolsters presence in attractive
Nashville MSA
3 bank branches located in two cities within
Sumner County
• Gallatin, TN (2 branches, $111M in deposits,
#3 market share)
• Hendersonville, TN (1 branch, $28M in
deposits, #13 market share)
Loan production offices in Wilson and
Williamson counties
Nashville, TN MSA
Source: SNL Financial
Note: Branch deposit and market share data as of June 30, 2012
Note: Acquired branches/LPO’s are located in the highlighted counties
2012
Population 2012 Median Median Value
2012 Change Household Owner Occupied
County (Seat) Population 2000-2012 Income Housing Unit
Kentucky:
Christian (Hopkinsville) 75,855 5.0% $36,568 $137,536
Marshall (Lewisburg) 31,778 5.5 37,915 141,622
Calloway (Murray) 38,066 11.4 35,859 97,429
Todd (Elkton) 12,571 5.0 33,039 82,288
Trigg (Cadiz) 14,586 15.8 40,026 105,937
Fulton (Hickman) 6,752 -12.9 30,749 59,111
Kentucky Total 179,608 6.3% $36,471 $120,377
Tennessee:
Montgomery (Clarksville) 179,558 33.2% $47,627 $145,102
Cheatham (Ashland City) 39,446 9.8 50,105 136,390
Houston (Erin) 8,438 4.3 36,908 85,864
Obion (Union City) 31,739 -2.2 36,299 87,182
Weakley (Dresden) 35,141 0.7 32,538 88,160
Tennessee Total 294,322 19.6% $44,629 $129,191
Market Total 473,930 14.2% $41,537 $125,851
2012
Population 2012 Median Median Value
2012 Change Household Owner Occupied
County (Seat) Population 2000-2012 Income Housing Unit
Robertson (Springfield) 67,683 24.3% $45,984 $146,778
Sumner (Gallatin) 165,950 27.2 52,233 178,732
Wilson (Lebanon) 118,990 34.0 56,555 175,577
Rutherford (Murfreesboro) 273,378 50.2 51,533 149,005
Williamson (Franklin) 191,532 51.2 78,845 321,900
Maury (Columbia) 83,089 19.6 45,787 124,137
Dickson (Dickson) 50,144 16.2 41,711 127,735
Davidson (Nashville) 640,154 12.3 42,642 164,240
Cheatham (Ashland City) 39,446 9.8 50,105 136,390
Nashville MSA Total 1,630,366 25.3% $50,828 $177,944

In April 2006 HopFed announced the acquisition of four branches with $65.5 million in deposits and $34.5 million in loans in the Nashville MSA from AmSouth Bancorporation
Opened de novo branch offices in Clarksville, TN in December 2006, May 2007, and September 2007
HopFed Loan Composition by State
Kentucky and Tennessee Loan Mix Since 2005
Kentucky 6-Yr CAGR: -4.2%
Tennessee 6-Yr CAGR: 16.6%
Source: SNL Financial
KY Loans ($M) $388.6 $414.2 $436.8 $432.3 $412.8 $385.4 $348.7 $321.0 $321.0
TN Loans ($M) $12.7 $85.2 $144.3 $202.2 $238.4 $224.7 $218.9 $214.6 $336.3
Total Loans ($M) $401.3 $499.4 $581.1 $634.5 $651.2 $610.0 $567.6 $535.6 $657.4
3%
17%
25%
32%
37% 37%
39%
40%
51%
97%
83%
75%
68%
63% 63%
61%
60%
49%
0%
25%
50%
75%
100%
2005 2006 2007 2008 2009 2010 2011 2012 Pro Forma w/
Sumner Tennessee Kentucky

Demand
Deps.
12%
NOW and
ATS
19%
MMDA and
Savings
11%
Retail Time
28%
Jumbo
Time
30%
Demand
Deps.
12%
NOW and
ATS
40%
MMDA and
Savings
14%
Retail Time
13%
Jumbo
Time
21%
Demand
Deps.
12%
NOW and
ATS
23%
MMDA and
Savings
11%
Retail Time
26%
Jumbo
Time
28%
Pro Forma Deposit Composition
Heritage Bank Sumner Bank & Trust Pro Forma
Dollars in Thousands
For the period ended December 31, 2012
Heritage Bank Sumner Bank & Trust Pro Forma
Demand Deposits 94,083 $                        12.4% 18,787 $                        11.9% 112,870 $                      12.3%
NOW and ATS 147,047                         19.4% 62,837                            39.9% 209,884                         22.9%
MMDA and Savings 81,643                            10.7% 21,418                            13.6% 103,061                         11.2%
Retail Time Deposits ( < $100K) 213,216                         28.1% 20,672                            13.1% 233,888                         25.5%
Jumbo Time Deposits ( > $100K) 223,876                         29.5% 33,874                            21.5% 257,750                         28.1%
Total Deposits 759,865 $                    100.0% 157,588 $                    100.0% 917,453 $                    100.0%
Source: SNL Financial
Note: Data reflects bank level regulatory financials

Pro Forma Loan Composition
Heritage Bank Sumner Bank & Trust Pro Forma
Dollars in Thousands
For the period ended December 31, 2012
Heritage Bank Sumner Bank & Trust Pro Forma
Construction & Development 64,952 $                        12.1% 9,699 $                           8.0% 74,651 $                        11.4%
Secured by Farmland 46,799                            8.7% 327                                  0.3% 47,126                            7.2%
1 - 4 Family Real Estate 203,764                         38.0% 62,429                            51.3% 266,193                         40.5%
5+ Family Real Estate 33,056                            6.2% 985                                  0.8% 34,041                            5.2%
Commercial Real Estate 122,637                         22.9% 34,695                            28.5% 157,332                         23.9%
Agricultural 17,448                            3.3% 11                                    0.0% 17,459                            2.7%
Commercial & Industrial 33,045                            6.2% 11,734                            9.6% 44,779                            6.8%
Consumer 13,928                            2.6% 1,835                              1.5% 15,763                            2.4%
Other -                                        0.0% 10                                    0.0% 10                                    0.0%
Gross Loans and Leases 535,629 $                    100.0% 121,725 $                    100.0% 657,354 $                    100.0%
(1) Includes $33.3 million in loans held for sale from the mortgage business
Source: SNL Financial; Note: Data reflects bank level regulatory financials
(1)
C&D
12%
Farm
9%
1 -4
Family
38%
5+ Family
6%
Comm. RE
23%
Agriculture
3%
C&I
6%
Consumer
3%
C&D
8%
Farm
<1%
1 - 4
Family
51%
5+ Family
1%
Comm. RE
28%
Agriculture
<1%
C&I
10%
Consumer
2%
Other
<1%
C&D
11%
Farm
7%
1 - 4
Family
41%
5+ Family
5%
Comm. RE
24%
Agriculture
3%
C&I
7%
Consumer
2%
Other
<1%

John E. Peck President & Chief Executive Officer (270) 887-8401 john.peck@bankwithheritage.com Billy C. Duvall SVP & Chief Financial Officer (270) 887-8404 billy.duvall@bankwithheritage.com